UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSRS
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-22807
Pathway Energy Infrastructure Fund, Inc.
(Exact name of registrant as specified in charter)
10 East 40th Street, 42nd Floor
New York, NY 10016
(Address of principal executive offices)
M. Grier Eliasek
Chief Executive Officer
Pathway Energy Infrastructure Fund, Inc.
10 East 40th Street, 42nd Floor
New York, NY 10016
(Name and address of agent for service)
Registrant’s telephone number, including area code: (212) 448-0702
Date of fiscal year end: June 30, 2016
Date of reporting period: December 31, 2015

Item 1. Report to Stockholders.
The semi-annual report to stockholders for the six months ended December 31, 2015 is filed herewith pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended.

Pathway Energy Infrastructure Fund, Inc. (the “Company”) is an externally managed, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Company intends to elect to be treated for tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

INVESTMENT OBJECTIVE
The Company’s investment objective is to generate current income, and as a secondary objective, long-term capital appreciation. The Company intends to invest at least 80% of its total assets in securities of companies that operate primarily in energy and related infrastructure and industrial sectors (“Energy Companies”). The Company anticipates that its portfolio will be comprised primarily of income-oriented securities, which includes debt securities and income-focused preferred and common equity interests, of private or public Energy Companies within North America. The Company considers Energy Companies to be those companies that engage in the exploration, development, production, gathering, transportation, processing, storage, refining, supply, distribution, mining, transmission, servicing, industrial products and services, energy efficiency, management, generation or marketing of natural gas, natural gas liquids, crude oil, liquefied natural gas, refined petroleum products, gasoline, diesel fuel, electricity, renewable energy, coal or power, as well as (b) other energy related industrial companies defined as businesses engaged in, but not limited to, manufacturing, refined products, chemicals, infrastructure, materials, logistics, marketing, waste, environmental, equipment rental, contracting, staffing, software, and other products and services that derive more than 50% of their revenues, gross or net profit or EBITDA from companies defined in (a) above. The Company's primary area of focus will be energy companies in the upstream, midstream, downstream, service and equipment and power sub-sectors of the energy industry.

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Pathway Energy Infrastructure Fund, Inc                                 3

Letter to Stockholders
Dear Stockholders,

We are pleased to present this semi-annual report of Pathway Energy Infrastructure Fund, Inc. (“we,” “us,” “our,” the “Company” or “Pathway”) for the six months ended December 31, 2015. Pathway paid distributions of approximately $0.21 per share during the quarter ended December 31, 2015, representing an annualized distribution rate of approximately 6.0%. We continue to be optimistic about the Company’s performance and investment opportunities that we believe will continue to drive income and distributions.

Market Commentary
Under prevailing market conditions, we believe we will continue to identify investment opportunities which can deliver attractive risk-adjusted returns for the Company’s stockholders. We believe that Pathway is favorably positioned to pursue an investment strategy that will both exploit the attractive longer term trends influencing the energy sector, and take advantage of current capital dislocation, by investing in fundamentally sound energy companies.

The fall in crude oil and natural gas prices, which we believe is the result of short term oversupply, has resulted in reduced capex budgets for exploration and production companies. This has caused a reduction in drilling activity in 2015, which is projected to continue into 2016.1 We believe this industry correction does not negatively alter the long term positive investment opportunities of the U.S. energy market, which is producing more energy today than any time since the 1970s.2 We believe that North American technological breakthroughs in energy production and increasing long term global demand will continue to promote long term development of North American energy resources and infrastructure.

Despite the current fall in commodity prices, we believe North American energy companies must still invest substantial capital to continue to build out domestic production and infrastructure. More than $6 trillion in U.S. energy supply infrastructure is required over the next 20 years to support this pronounced shift towards U.S. energy production.3 We believe upstream, midstream and downstream companies as well as other energy service and energy-related companies may benefit from this resurgence in domestic resource investment. Shale development requiring complex hydraulic fracturing and horizontal well completions has promoted a sharp rise in service intensity turning North American exploration and production operations into a “manufacturing” model. After the last decade of accelerated drilling development, we believe the current large inventory of existing wells will also need re-completion services to maintain production over the life of the well. We believe this capital investment, along with the development of new wells to replace the dramatic early life production decline characteristic of today’s current shale wells, may result in increased demand for the basic energy equipment needed to deliver this growth. We believe this demand is likely to continue to be supplied in part by U.S. independent oil field services companies. As new resources are developed, we anticipate new infrastructure will be required to build the transportation links to areas of processing, refining and distribution that allow the final products to reach key end markets.

Assets of energy companies have grown both in size and importance to the U.S. and global economy. The annual investment in energy supply has more than doubled since 2000 to $1.6 trillion in 2013.3 This annual figure is projected to increase to $2.0 trillion by 2035, of which 15% is expected to be invested in the U.S.3 Over half of these investments are expected to be used to offset declining production from existing oil and gas fields and to replace energy assets at the end of their operational life.3 We believe these capital requirements have created significant investment opportunities across the energy value chain, which is made up of thousands of public and private energy companies

Pathway’s net asset value (“NAV”) for the period ended December 31, 2015 was $10.48. The decline in NAV from $13.80 as of August 25, 2015 (the date non-affiliate shareholders were admitted into the Company) is primarily a result of unrealized losses on investments.

Despite the current commodity price environment, Pathway’s portfolio has not experienced any payment defaults in the portfolio and had a 0.0% non-accrual rate for its debt investments.

With declining commodity prices and ongoing oversupply concerns, senior secured debt, unsecured debt and master limited partnership prices have been under pressure. According to Bank of America Merrill Lynch (“BAML”), as of December 31, 2015, the U.S. high-yield energy index was trading at a 15.9% yield-to-worst compared to 8.8% for the broader U.S. high-yield index. The BAML high-yield energy index also has an average value of 66.5% of par compared to 90.4% for the broader U.S. high-yield index.4 We believe this opportunity to purchase assets at a discount provides us “pull to par” upside potential while earning an attractive current yield.

We believe that long term investment strategies in the energy sector continue to be supported by strong long term fundamentals. The U.S. energy sector continues to seek out capital to help fund the infrastructure required to bring new energy supplies to their end markets. While oil prices have fallen due to a temporary over supply of crude oil, global energy demand continues to increase. We are optimistic that these long term favorable drivers will continue to create attractive opportunities to deploy capital in the near term. We expect Pathway will benefit from recent lower energy security valuations to generate attractive current yield and total returns for our investors. Our investment strategy allows Pathway to invest in senior secured debt, unsecured debt and dividend-paying equities. Consequently, we believe we are well positioned to meet our investment objectives of delivering current income and secondarily capital appreciation, but with an intense focus on capital preservation.

Sincerely,

M. Grier Eliasek
Chief Executive Officer

This letter may contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the future performance of Pathway Energy Infrastructure Fund, Inc. Words such as “believes,” “expects,” and “future” or similar expressions are intended to identify forward-looking statements. Any such statements, other than statements of historical fact, are highly likely to be affected by unknowable future events and conditions, including elements of the future that are or are not under the control of Pathway Energy Infrastructure Fund, Inc., and that Pathway Energy Infrastructure Fund, Inc. may or may not have considered. Accordingly, such statements cannot be guarantees or assurances of any aspect of future performance. Actual developments and results may vary materially from any forward-looking statements. Such statements speak only as of the time when made. Pathway Energy Infrastructure Fund, Inc. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

_____________________________________

1Wells Fargo Securities, LLC, E&P: Thrifty $30s, February 16, 2016.
2U.S. Energy Information Administration / Monthly Energy Review January 2016
3International Energy Agency - World Energy Investment Outlook, 2014.
4Bank of America Merrill Lynch, US High Yield Energy, Weekly Update, January 4, 2016.

Portfolio Composition - At a Glance
Top Ten Holdings
As of December 31, 2015
Portfolio Company	Investment	Fair Value	% of Net Assets
PDC Energy, Inc.	Senior Unsecured Term Loan (7.75%, due 10/15/2020)	$336,500	8.9%
Ferrellgas Partners LP	Senior Unsecured Term Loan (8.625%, due 6/15/2018)	325,063	8.6%
Carrizo Oil and Gas, Inc.	Senior Secured Term Loan (7.50%, due 9/15/2020)	282,292	7.5%
Laredo Petroleum, Inc.	Senior Unsecured Term Loan (7.375%, due 5/1/2022)	276,075	7.3%
Gulfport Energy Corp.	Senior Unsecured Term Loan (7.75%, due 11/1/2020)	274,875	7.3%
Holly Energy Partners LP	Senior Unsecured Term Loan (6.50%, due 3/1/2020)	247,750	6.6%
Global Partners LP	Senior Unsecured Term Loan (7.00%, due 6/15/2023)	240,750	6.4%
Western Refining Logistics LP	Senior Unsecured Term Loan (7.50%, due 2/15/2021)	239,063	6.3%
RSP Permian, Inc.	Senior Unsecured Term Loan (6.625%, due 10/1/2022)	235,313	6.2%
Martin Midstream Partners LP	Senior Unsecured Term Loan (7.25%, due 2/15/2021)	221,562	5.9%

Portfolio Composition
Based on Fair Value

Security Type
Based on Fair Value

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Pathway Energy Infrastructure Fund, Inc                                 6

Statement of Assets and Liabilities (unaudited)
As of December 31, 2015

Assets
Investments, at value (amortized cost: $6,258,353)	$5,604,346
Cash and cash equivalents	238,347
Interest receivable	120,403
Due from Adviser (Note 5)	117,491
Prepaid expenses	76,376
Total assets	6,156,963
Liabilities
Due to Adviser (Note 5)	1,411,817
Revolving Credit Facility (Note 4)	701,000
Accrued expenses	158,116
Payable for Investments Purchased	103,539
Due to Administrator (Note 5)	12,083
Interest Payable	154
Total liabilities	2,386,709
Net assets	$3,770,254

Components of net assets:
Common stock, $0.01 par value; 200,000,000 shares authorized; 333,754 Class R shares,
and 288 Class RIA, and 25,822 Class I shares shares issued and outstanding	$3,599
Paid-in capital in excess of par	4,462,855
Accumulated overdistributed net investment income	(42,193)
Net unrealized appreciation (depreciation) on investments	(654,007)
Net assets	$3,770,254

Net asset value per share	$10.48
See accompanying notes to financial statements.

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Pathway Energy Infrastructure Fund, Inc                                 7

Statement of Operations (unaudited)
For the Six Months Ended December 31, 2015

Investment income
Interest income from investments	$133,491
Total investment income	133,491
Expenses
Base management fees (Note 5)	44,268
Audit and tax expense	175,350
Amortization of offering costs	166,980
Administrator costs (Note 5)	139,334
Adviser shared service expense (Note 5)	57,050
Insurance expense	49,508
Due diligence expense	32,051
Valuation Services	26,988
General and administrative	22,339
Legal expense	10,116
Transfer agent's fees and expenses	7,549
Interest expense	2,537
Marketing expense	1,289
Total expenses	735,359
Reimbursement from Administrator (Note 5)	(17,221)
Expense support reimbursement	(718,138)
Net expenses	—
Net investment income	133,491
Realized and unrealized loss from investments
Net unrealized appreciation (depreciation) on investments	(654,007)
Net realized and unrealized loss from investments	(654,007)
Net decrease in net assets resulting from operations	$(520,516)
See accompanying notes to financial statements.

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Pathway Energy Infrastructure Fund, Inc                                 8

Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	December 31, 2015	June 30, 2015
	(Unaudited)	Audited
Net Decrease in net assets resulting from operations:
Net investment income	$133,491	$—
Net unrealized appreciation (depreciation) on investments	(654,007)	—
Net decrease in net assets resulting from operations	(520,516)	—
Dividends to stockholders:
Dividend from net investment income (Note 6)	(91,241)	—
Total dividends to stockholders	(91,241)	—
Capital transactions:
Gross proceeds from shares sold	5,047,365	40,006
Commissions and fees on shares sold	(344,300)	—
Reinvestment of dividends (Note 6)	37,231	—
Offering and organization costs (Note 5)	(211,319)	(286,539)
Net increase in net assets from capital transactions	4,528,977	(246,533)
Total increase in net assets	3,917,220	(246,533)
Net assets:
Beginning of year or period(a)	(146,966)	99,565
End of year or period	$3,770,254	$(146,966)

(a)Includes accumulated net investment loss of:	$(84,444)	$(84,444)
See accompanying notes to financial statements.

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Pathway Energy Infrastructure Fund, Inc                                 9

Statement of Cash Flows (unaudited)
For the Six Months Ended December 31, 2015

Cash flows from operating activities:
Net decrease in net assets resulting from operations	$(520,516)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Amortization of offering costs	166,980
(Increase) Decrease in operating assets:
Proceeds used for investments	(6,235,260)
Due from Adviser (Note 5)	1,199,053
Unrealized loss on investments	654,007
Interest receivable	(120,403)
Prepaid expenses	(28,371)
Amortization on investments	(23,092)
Increase (Decrease) in operating liabilities:
Payable for Investments Purchased	103,539
Due to Adviser (Note 5)	(314,513)
Accrued expenses	107,116
Due to Administrator	(112,482)
Interest payable	154
Net cash used in operating activities	(5,123,788)
Cash flows provided by financing activities:
Gross proceeds from shares sold	5,047,365
Commissions and fees on shares sold	(344,300)
Offering costs	(211,319)
Dividends paid to stockholders	(54,010)
Borrowings under Revolving Credit Facility (Note 4)	701,000
Net cash provided by financing activities	5,138,736
Net increase in cash and cash equivalents	14,948
Cash and cash equivalents, beginning of period	223,399
Cash and cash equivalents, end of period	$238,347
See accompanying notes to financial statements.

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Pathway Energy Infrastructure Fund, Inc                                 10

Schedule of Investments (unaudited)

			December 31, 2015 (unaudited)
Portfolio Investments(1)	Industry	Investment	Principal Amount	Amortized Cost	Fair Value (3)	% of Net Assets
LEVEL 2 PORTFOLIO INVESTMENTS
Bill Barrett Corp.	Upstream	Senior Secured Term Loan (7.625%, due 1/1/2019)(4)	$250,000	$200,612	$177,500	4.7%
Brand Energy & Infrastructure Services, Inc.	Services	Senior Unsecured Term Loan (8.50%, due 12/1/2021)(4)	250,000	229,060	215,312	5.7%
Calumet Specialty Products	Downstream	Senior Unsecured Term Loan (7.75%, due 4/15/2023)(4)	250,000	237,744	218,812	5.8%
Carrizo Oil and Gas, Inc.	Upstream	Senior Secured Term Loan (7.50%, due 9/15/2020)(4)	322,000	311,189	282,292	7.5%
CSI Compressco LP	Services	Senior Secured Term Loan (7.25%, due 8/15/2022)(4)	250,000	206,267	185,312	4.9%
Ferrellgas Partners LP	Downstream	Senior Unsecured Term Loan (8.625%, due 6/15/2018)	350,000	350,387	325,063	8.6%
Gardener Driver, Inc.	Industrial	Senior Unsecured Term Loan (6.875%, due 8/15/2021)(4)	250,000	220,981	192,187	5.1%
Global Partners LP	Midstream	Senior Unsecured Term Loan (7.00%, due 6/15/2023)(4)	300,000	281,128	240,750	6.4%
Gulfport Energy Corp.	Upstream	Senior Unsecured Term Loan (7.75%, due 11/1/2020)	300,000	291,700	274,875	7.3%
Hexion Inc.	Chemicals	Senior Unsecured Term Loan (6.625%, due 4/15/2020)(4)	200,000	186,312	156,250	4.1%
Holly Energy Partners LP	Midstream	Senior Unsecured Term Loan (6.50%, due 3/1/2020)	250,000	246,174	247,750	6.6%
Laredo Petroleum, Inc.	Upstream	Senior Unsecured Term Loan (7.375%, due 5/1/2022)(4)	300,000	296,867	276,075	7.3%
Martin Midstream Partners LP	Midstream	Senior Unsecured Term Loan (7.25%, due 2/15/2021)(4)	250,000	240,401	221,562	5.9%
Memorial Production Partners LP	Upstream	Senior Unsecured Term Loan (7.625%, due 5/1/2021)(4)	250,000	172,993	75,832	2.0%
Nexeo Solutions LLC	Chemicals	Senior Unsecured Term Loan (8.375%, due 3/1/2018)(4)	200,000	191,390	188,250	5.0%
NGL Energy Partners LP	Midstream	Senior Unsecured Term Loan (6.875%, due 10/15/2021)(4)	250,000	244,744	188,516	5.0%
Northern Oil and Gas, Inc.	Upstream	Senior Unsecured Term Loan (8.00%, due 6/1/2020)(4)	250,000	200,074	166,563	4.4%
PDC Energy, Inc.	Upstream	Senior Unsecured Term Loan (7.75%, due 10/15/2020)(4)	350,000	351,564	336,500	8.9%
Rice Energy, Inc.	Upstream	Senior Unsecured Term Loan (7.25%, due 5/1/2023)(4)	250,000	240,707	182,500	4.8%
RSP Permian, Inc.	Upstream	Senior Unsecured Term Loan (6.625%, due 10/1/2022)	250,000	244,177	235,313	6.2%
Weatherford International	Services	Senior Unsecured Term Loan (9.875%, due 3/1/2039)(4)	250,000	229,395	214,643	5.7%
Western Refining Logistics LP	Midstream	Senior Unsecured Term Loan (7.50%, due 2/15/2021)(4)	250,000	255,700	239,063	6.3%
Westmoreland Coal Co.	Coal	Senior Unsecured Term Loan (8.75%, due 11/1/2022)(4)	250,000	216,556	154,063	4.1%
WPX Energy, Inc.	Upstream	Senior Unsecured Term Loan (7.50%, due 8/1/2020)(4)	250,000	243,529	205,313	5.4%
		Total Level 2 Portfolio Investments		5,889,651	5,200,296	137.7%

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Pathway Energy Infrastructure Fund, Inc                                 11

Schedule of Investments (unaudited) (Continued)

			December 31, 2015 (unaudited)
Portfolio Investments(1)	Industry	Investment	Principal Amount	Amortized Cost	Fair Value (3)	% of Net Assets
LEVEL 3 PORTFOLIO INVESTMENTS
Madison Park Funding XIII, Ltd.	Structured Finance	Subordinated notes (Residual Interest, current yield 25.93%, due 1/19/2020)(2)(5)	$250,000	$174,560	$201,975	5.3%
Madison Park Funding XIV, Ltd.	Structured Finance	Subordinated notes (Residual Interest, current yield 21.70%, due 4/20/2020)(2)(5)	250,000	194,142	202,075	5.3%
		Total Level 3 Portfolio Investments		$368,702	$404,050	10.6%

Total Portfolio Investments				$6,258,353	$5,604,346	148.5%
(1) The Company does not "control" and is not an "affiliate" of any of the portfolio investments, each term as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). In general, under the 1940 Act, the Company would be presumed to "control" a portfolio company if the Company owned 25% or more of its voting securities and would be an "affiliate" of a portfolio company if the Company owned 5% or more of its voting securities.

(2) The CLO subordinated notes/securities, income notes and preference/preferred shares are considered equity positions in the CLOs. Equity investments are entitled to distributions, which are generally equal to the remaining cash flow of the payments made by the underlying loans less contractual payments to debt holders and expenses. The estimated yield indicated is based upon the current projection (as of December 31, 2015) of the amount and timing of these distributions and the estimated amount of repayment of the investment. Such projections are periodically reviewed and adjusted, and the estimated yield may not ultimately be realized.

(3) Fair value is determined in good faith by the board of directors of the Company (see note 2).
(4) Security or portion thereof is pledged as collateral supporting the amounts outstanding under the credit facility with BNP Paribas Prime Brokerage International, Ltd. (see note 4).
(5) Co-investment with another fund managed by an affiliate of the Adviser. See Note 5.
See accompanying notes to financial statements.

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Pathway Energy Infrastructure Fund, Inc                                 12

Notes to Financial Statements (unaudited)
December 31, 2015

Note 1. Principal Business and Organization
Pathway Energy Infrastructure Fund, Inc. (the “Company”) was incorporated under the general corporation laws of the State of Maryland on February 19, 2013 and was inactive from that date to August 25, 2015 except for matters relating to its organization and registration as an externally managed, non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. In addition, the Company intends to elect to be treated for tax purposes as a regulated investment company, or “RIC,” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). On August 25, 2015, the Company satisfied its minimum offering requirement by raising over $2.5 million from selling shares to persons not affiliated with the Company or the Adviser (the "Minimum Offering Requirement"), and as a result, broke escrow and commenced making investments. The Company’s investment objective is to generate current income, and as a secondary objective, long-term capital appreciation. The Company intends to invest at least 80% of its total assets in securities of companies that operate primarily in energy and related infrastructure and industrial sectors (“Energy companies”). The Company anticipates that its portfolio and will be comprised primarily of income-oriented securities, which includes debt securities and income-focused preferred and common equity interests, of private or public Energy companies within North America. The Company considers Energy Companies to be those companies that engage in the exploration, development, production, gathering, transportation, processing, storage, refining, supply, distribution, mining, transmission, servicing, industrial products and services, energy efficiency, management, generation or marketing of natural gas, natural gas liquids, crude oil, liquefied natural gas, refined petroleum products, gasoline, diesel fuel, electricity, renewable energy, coal or power, as well as (b) other energy related industrial companies defined as businesses engaged in, but not limited to, manufacturing, refined products, chemicals, infrastructure, materials, logistics, marketing, waste, environmental, equipment rental, contracting, staffing, software, and other products and services that derive more than 50% of their revenues, gross or net profit or EBITDA from companies defined in (a) above. The Company's primary area of focus will be energy companies in the upstream, midstream, downstream, service and equipment and power sub-sectors of the energy industry

The Company will be managed by Pathway Energy Infrastructure Management, LLC (the “Adviser”), an affiliate of the Company that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is 50% owned by Prospect Capital Management L.P. and 50% by Behringer Harvard Holdings, LLC ("BHH").

The Company is offering up to 100,000,000 shares of its common stock, on a best efforts basis, at an initial offering price of $15.00 per share and expects the share offering period to last for up to 36 months from the date of the commencement of the offering (September 2, 2014).

Note 2. Summary of Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements.

Basis of Presentation
The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income, expenses and gains (losses) during the reporting period. Actual results could differ from those estimates and those differences could be material.

Cash
The Company considers all highly liquid investments, with original maturities of 90 days or less when purchased, as cash equivalents. Cash and cash equivalents held at financial institutions, at times, may exceed the amount insured by the Federal
Deposit Insurance Corporation.

Investment Valuation
The Company follows guidance under U.S. GAAP, which classifies the inputs used to measure fair values into the following hierarchy:

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.

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Pathway Energy Infrastructure Fund, Inc                                 13

Level 2. Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities on an inactive market, or other observable inputs other than quoted prices.

Level 3. Unobservable inputs for the asset or liability.

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.

Investments for which market quotations are readily available are valued at such market quotations and are classified in Level 1 of the fair value hierarchy.

Securities traded on a national securities exchange are valued at the last sale price on such exchange on the date of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities traded on the Nasdaq market are valued at the Nasdaq official closing price ("NOCP") on the day of valuation or, if there was no NOCP issued, at the last sale price on such day. Securities traded on the Nasdaq market for which there is no NOCP and no last sale price on the day of valuation are valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price.

Securities traded in the over-the-counter market are valued by an independent pricing agent or more than one principal market maker, if available, otherwise a principal market maker or a primary market dealer. The Company valued over-the-counter securities by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by an independent pricing agent and screened for validity by such service. Such securities are categorized in level 2 of the fair value hierarchy.

With respect to investments for which market quotations are not readily available, or when such market quotations are deemed not to represent fair value, the board of directors (the “Board”) has approved a multi-step valuation process for each quarter, as described below, and such investments are classified in Level 3 of the fair value hierarchy:

1.	each portfolio investment is reviewed by investment professionals of the Adviser with an independent valuation firm engaged by the Board;

2.	the independent valuation firm conducts independent valuations and make its own independent assessments;

3.	the audit committee of the Board (the “Audit Committee”) reviews and discusses the preliminary valuation of the
Adviser and that of the independent valuation firm; and

4.	the Board discusses valuations and determines the fair value of each investment in the Company’s portfolio

The types of factors that are taken into account in fair value determination include, as relevant, market changes in expected returns for similar investments, performance improvement or deterioration, the nature and realizable value of any collateral, the issuer’s ability to make payments and its earnings and cash flows, the markets in which the issuer does business, comparisons to traded securities, and other relevant factors.

Securities Transactions
Securities transactions are recorded on trade date.

Revenue Recognition
Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Origination, closing and/or commitment fees associated with investments in portfolio companies are accreted into interest income over the respective terms of the applicable loans. Accretion of such purchase discounts or amortization of premiums is calculated by the effective interest method as of the settlement date and adjusted only for material amendments or prepayments. Upon the prepayment of a loan or debt security, any prepayment penalties and unamortized loan origination, closing and commitment fees are recorded as interest income.

Interest income from investments in the "equity" positions of CLO funds (typically income notes or subordinated notes) is recorded based on an estimation of an effective yield to expected maturity utilizing assumed future cash flows. The Company monitors the expected cash inflows from CLO equity investments, including the expected residual payments, and the estimated effective yield is determined and updated periodically, as needed.

Realized gains or losses on investments are calculated by using the specific identification method.

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Pathway Energy Infrastructure Fund, Inc                                 14

Due to and from Adviser
Amounts are due from our Adviser for expense support and due to our Adviser for base management fees, incentive fees, routine non-comp overhead, operating expenses incurred on behalf of the Fund and up to 2% of offering and organization expenses incurred on behalf of the Fund. The due to and from Adviser balances are presented net in the statement of assets and liabilities in accordance with ASC 210-20-45-1 because; the amounts owed between the two parties are determinable, we have the right to set off the amount owed to us from our Adviser against the amount that we owe to our Adviser and we have the right and intention to offset these balances.

Offering and Organization Expenses
Offering and organization costs prior to the commencement of operations were capitalized on the Company’s statement of assets and liabilities as deferred charges until operations began. Thereafter, offering and organization costs were amortized as an expense over a twelve month period ended May 9, 2014 on a straight-line basis. The Company charged all offering and organization costs incurred after the commencement of operations against paid-in capital in excess of par value on the statement of assets and liabilities.

Offering and organization expenses consist of costs for the registration, marketing and distribution of the Company’s shares. These expenses include, but are not limited to, expenses for legal, accounting, printing and marketing, and include salaries and direct expenses of the Adviser’s employees, employees of its affiliates and others for providing these services.

Dividends and Distributions
Dividends and distributions to stockholders, which are determined in accordance with federal income tax regulations, are recorded on the record date. The amount to be paid out as a dividend or distribution is approved by the Board. Net realized capital gains, if any, are generally distributed or deemed distributed at least annually.

Income Taxes
The Company intends to elect to be treated as a RIC for tax purposes under the Code. The Company is required to distribute at least 90% of its investment company taxable income and intends to distribute (or retain through a deemed distribution) all of the Company’s investment company taxable income and net capital gain to stockholders; therefore, the Company has made no provision for income taxes. The character of income and gains that the Company will distribute is determined in accordance with income tax regulations that may differ from U.S. GAAP. Book and tax basis differences relating to stockholders dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.

If the Company does not distribute (or are not deemed to have distributed) at least 98% of its annual ordinary income and 98.2% of its capital gains in the calendar year earned, the Company will generally be required to pay an excise tax equal to 4% of the amount by which 98% of its annual ordinary income and 98.2% of its capital gains exceed the distributions from such taxable income for the year. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, the Company accrues excise taxes, if any, on estimated excess taxable income. For the calendar year ended December 31, 2015, the Company did not incur an excise tax expense because there was no annual taxable income.

If the Company fails to satisfy the annual distribution requirement or otherwise fail to qualify as a RIC in any taxable year, the Company would be subject to tax on all of its taxable income at regular corporate rates. The Company would not be able to deduct distributions to stockholders, nor would the Company be required to make distributions. Distributions would generally be taxable to the Company’s individual and other non-corporate taxable stockholders as ordinary dividend income eligible for the reduced maximum rate applicable to qualified dividend income to the extent of the Company’s current and accumulated earnings and profits, provided certain holding period and other requirements are met. Subject to certain limitations under the Code, corporate distributions would be eligible for the dividends-received deduction. To qualify again to be taxed as a RIC in a subsequent year, the Company would be required to distribute to its stockholders the Company’s accumulated earnings and profits attributable to non-RIC years reduced by an interest charge of 50% of such earnings and profits payable by us as an additional tax. In addition, if the Company failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, the Company would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Company had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years.

The Company follows ASC 740, Income Taxes (“ASC 740”). ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than not threshold are recorded as a tax benefit or expense in the current year. As of December 31, 2015 and for the year then ended,

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Pathway Energy Infrastructure Fund, Inc                                 15

the Company did not have a liability for any unrecognized tax benefits, respectively. Management has analyzed the Company’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2015 no provision for income tax is required in the Company’s financial statements. Management’s determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof. Although the Company files both federal and state income tax returns, the Company’s major tax jurisdiction is federal. All federal and state income tax returns for each tax year in the two-year period ended December 31, 2015 remain subject to examination by the Internal Revenue Service and state departments of revenue.

Recent Accounting Pronouncements
In August 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2014-15, Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern (“ASU 2014-15”). ASU 2014-15 will explicitly require management to assess an entity’s ability to continue as a going concern, and to provide related footnote disclosure in certain circumstances. ASU 2014-15 is effective for annual and interim periods ending after December 15, 2016. Early application is permitted. The adoption of the amended guidance in ASU 2014-15 is not expected to have a significant effect on the Company’s financial statements and disclosures.

Note 3. Portfolio Investments
The following table shows the fair value of our investments disaggregated into the three levels of the ASC 820 valuation hierarchy as of December 31, 2015.

	Level 1	Level 2	Level 3	Total
Senior secured and unsecured bonds	$—	$5,200,296	$—	$5,200,296
CLO Residual Interest	—	—	404,050	404,050
Total Investments	$—	$5,200,296	$404,050	$5,604,346

The following is a reconciliation of investments for which Level 3 inputs were used in determining fair value.

CLO Residual Interest
Balance at June 30, 2015	$—
Change in unrealized appreciation	35,348
Purchases of portfolio investments	358,438
Accretion of purchase discount, net	10,264
Transfers into level 3	—
Transfers out of level 3	—
Balance at December 31, 2015	$404,050

Net change in unrealized appreciation attributable to level 3 investments still held at the end of the period	$35,348

(1) There were no transfers between level 1 and level 2 during the year.

The following table provides quantitative information about significant unobservable inputs used in the fair value measurement of Level 3 investments as of December 31, 2015.

			Unobservable Input
Asset Category	Fair Value	Primary Valuation Technique	Input	Range	Weighted Average
CLO Residual Interest	$404,050	Discounted Cash Flow	Discount Rate	19.35% - 19.88%	19.61%

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Pathway Energy Infrastructure Fund, Inc                                 16

In determining the range of value for our investments in CLOs, management and the independent valuation firm used a discounted cash flow model. The valuations were accomplished through the analysis of the CLO deal structures to identify the risk exposures from the modeling point of view as well as to determine an appropriate call date. For each CLO security, the most appropriate valuation approach was chosen from alternative approaches to ensure the most accurate valuation for such security. A waterfall engine was used to store the collateral data, generate collateral cash flows from the assets based on various assumptions for the risk factors, distribute the cash flows to the liability structure based on the payment priorities, and discount them back using proper discount rates to expected maturity or call date.
The fair value calculations for the CLOs are sensitive to the key model inputs, including amongst other things, default and recovery rates. The default rate, recovery rate and other assumptions are determined by reference to a variety of observable market sources and applied according to the quality and asset class mix of the underlying collateral and the historical track record of each particular collateral manager. The model assumptions are reviewed on a regular basis and adjusted as appropriate to factor in historic, current and potential market developments.

The significant unobservable input used to value the CLOs is the discount rate applied to the estimated future cash flows expected to be received from the underlying investment, which includes both future principal and interest payments. Included in the consideration and selection of the discount rate are the following factors: risk of default, comparable investments, and call provisions. An increase or decrease in the discount rate applied to projected cash flows, where all other inputs remain constant, would result in a decrease or increase, respectively, in the fair value measurement.
We are not responsible for and have no influence over the asset management of the portfolios underlying the CLO investments we hold as those portfolios are managed by non-affiliated third party CLO collateral managers. CLO investments may be riskier and less transparent to us than direct investments in underlying companies. CLOs typically will have no significant assets other than their underlying senior secured loans. Therefore, payments on CLO investments are and will be payable solely from the cash flows from such senior secured loans.
Our portfolio consists of residual interests investments in CLOs, which involve a number of significant risks. CLOs are typically very highly levered (10 - 14 times), and therefore the residual interest tranches that we invest in are subject to a higher degree of risk of total loss. In particular, investors in CLO residual interests indirectly bear risks of the underlying loan investments held by such CLOs. We generally have the right to receive payments only from the CLOs, and generally do not have direct rights against the underlying borrowers or the entity that sponsored the CLO. While the CLOs we target generally enable the investor to acquire interests in a pool of senior loans without the expenses associated with directly holding the same investments, our prices of indices and securities underlying CLOs will rise or fall. These prices (and, therefore, the prices of the CLOs) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. The failure by a CLO investment in which we invest to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in its payments to us. In the event that a CLO fails certain tests, holders of debt senior to us may be entitled to additional payments that would, in turn, reduce the payments we would otherwise be entitled to receive. Separately, we may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting CLO or any other investment we may make. If any of these occur, it could materially and adversely affect our operating results and cash flows.

The interests we have acquired in CLOs are generally thinly traded or have only a limited trading market. CLOs are typically privately offered and sold, even in the secondary market. As a result, investments in CLOs may be characterized as illiquid securities. In addition to the general risks associated with investing in debt securities, CLO residual interests carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the fact that our investments in CLO tranches will likely be subordinate to other senior classes of note tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the CLO investment or unexpected investment results. Our net asset value may also decline over time if our principal recovery with respect to CLO residual interests is less than the price that we paid for those investments. Our CLO investments and/or the underlying senior secured loans may prepay more quickly than expected, which could have an adverse impact on our value.

An increase in LIBOR would materially increase the CLO’s financing costs. Since most of the collateral positions within the CLOs have LIBOR floors, there may not be corresponding increases in investment income (if LIBOR increases but stays below the LIBOR floor rate of such investments) resulting in materially smaller distribution payments to the residual interest investors.

We hold more than 10% of the shares in a foreign corporation that is treated as a controlled foreign corporation (“CFC”) (including residual interest tranche investments in a CLO investment treated as a CFC), for which we are treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to our pro rata share of the

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Pathway Energy Infrastructure Fund, Inc                                 17

corporation’s income for the tax year (including both ordinary earnings and capital gains). We are required to include such deemed distributions from a CFC in our income and we are required to distribute such income to maintain our RIC status regardless of whether or not the CFC makes an actual distribution during such year.

If we acquire shares in “passive foreign investment companies” (“PFICs”) (including residual interest tranche investments in CLOs that are PFICs), we may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend to our stockholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require us to recognize our share of the PFICs income for each year regardless of whether we receive any distributions from such PFICs. We must nonetheless distribute such income to maintain its status as a RIC.

Note 4. Capital
Equity Offerings
The Company offers three classes of shares: Class R shares, Class RIA shares and Class I shares. Class R shares are available to the general public. Class RIA shares are only available to accounts managed by registered investment advisers. Class I shares are available for purchase only through (1) fee-based programs, also known as wrap accounts, of investment dealers, (2) participating broker-dealers that have alternative fee arrangements with their clients, (3) certain registered investment advisers or (4) bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers. These classes of shares differ only with respect to the sales load purchasers in the offering must pay, as follows:

•For Class R shares, purchasers pay selling commissions of up to 6.0% and dealer manager fees of 2.0%;
•For Class RIA shares, purchasers pay dealer manager fees of 2.0%, but no selling commissions; and
•For Class I shares, purchasers pay no selling commissions or dealer manager fees.

The Company’s authorized stock consists of 200,000,000 shares of stock, par value $0.01 per share, all of which are initially designated as common stock comprising 180,000,000 of Class R shares, 10,000,000 of Class RIA shares and 10,000,000 of Class I shares. Each class of shares has identical voting and distributions rights, and bear its own pro rata portion of the Company's expenses and have the same net asset value.

The Company entered into three stock purchase agreements with the Adviser. On July 30, 2013, February 13, 2014 and July 24, 2014, the Adviser contributed cash consideration of $144,003, $40,006 and $40,006 to purchase 10,435, 2,899 and 2,899 Class I common shares at $13.80 per share, respectively.

Transactions in shares of common stock were as follows during the six months and year ended December 31, 2015 (inception):

Six months ended December 31, 2015:	Class R Shares		Class RIA Shares		Class I Shares		Total
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	331,086	$4,913,365	284	$4,000	25,653	$354,015	357,023	$5,271,380
Shares issued from reinvestment of distributions	2,668	34,955	4	59	169	2,217	2,841	37,231
Shares reacquired	—	—	—	—	—	—	—	—
Net increase from capital transactions	333,754	$4,948,320	288	$4,059	25,822	$356,232	359,864	$5,308,611

Beginning with the quarter ended December 31, 2016, which is the calendar quarter ended following the one-year anniversary of the date that the Company met the Minimum Offering Requirement, and on a quarterly basis thereafter, the Company may offer to repurchase shares. The Company will not be required to repurchase shares and will only do so on such terms as may be determined by the Board.

Revolving Credit Facility
On August 25, 2015, we closed on a credit facility with BNP Paribas Prime Brokerage International, Ltd. (the "Revolving Credit Facility"). The Revolving Credit Facility included an accordion feature which allowed commitments to be increased up to $25,000,000 in the aggregate. Interest on borrowings under the Revolving Credit Facility is three-month LIBOR plus 120 basis points with no minimum LIBOR floor.

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Pathway Energy Infrastructure Fund, Inc                                 18

As of December 31, 2015, we had $2,400,057 available to us for borrowing under the Revolving Credit Facility, of which the amount outstanding was $701,000. As additional eligible investments are pledged under the Revolving Credit Facility, we will generate additional availability up to the current commitment amount of $25,000,000. As of December 31, 2015, the investments, used as collateral for the Revolving Credit Facility had an aggregate fair value of $5,272,434, which represents 94% of our total investments. These assets are held and owned by the Company, and as such, these investments are not available to our general creditors.

During the six months ended December 31, 2015 we recorded $2,537 of interest costs, unused fees and amortization of financing costs on the Revolving Credit Facility as interest expense.

Note 5. Transactions with Affiliates
Investment Advisory Agreement
On September 2, 2014, the Company entered into an investment advisory agreement (the "Investment Advisory Agreement") with the Adviser. The Adviser is 50% owned by Prospect Capital Management L.P. and 50% by Behringer Harvard Holdings, LLC. The Adviser manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, the Adviser is paid a base management fee and an incentive fee. The base management fee, payable quarterly in arrears, is calculated at an annual rate of 2.0% based on the average of the total assets as of the end of the two most recently completed calendar quarters. The Company also pays routine non-compensation overhead expenses of the Adviser in an amount up to 0.0625% per quarter (0.25% annualized) of the Company's average total assets. The incentive fee is calculated and payable quarterly in arrears based on the Company’s pre-incentive fee net investment income for the immediately preceding quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees received) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, expenses reimbursed under the Investment Advisory Agreement, the administration agreement and the investor services agreement, any interest expense and dividends paid on any issued and outstanding preferred shares, but excluding the organization and offering expenses and incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter, is compared to the preferred return rate of 1.5% per quarter (6.0% annualized). The Company pays the Adviser an incentive fee with respect to its pre-incentive fee net investment income in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which the pre-incentive fee net investment income does not exceed the preferred return rate; (2) 100% of the pre-incentive fee net investment income, if any, that exceeds the preferred return rate but is less than 1.875% in any calendar quarter (7.5% annualized); and (3) 20.0% of the pre-incentive fee net investment income, if any, that exceeds 1.875% in any calendar quarter. These calculations are appropriately pro-rated for any period of less than three months. For the six months ended December 31, 2015, there was $44,269 of base management fees charged and no incentive fees charged.

Expense Support and Conditional Reimbursement Agreement
On September 2, 2014, the Company entered into an Expense Support and Conditional Reimbursement Agreement (the "Expense Support Agreement") with the Adviser (as amended by an Amended and Restated Expense Support and Conditional Reimbursement Agreement dated December 17, 2014 and February 24, 2015), whereby the Adviser has agreed to reimburse the Company for operating expenses in an amount up to the difference between distributions to the Company’s stockholders for which a record date has occurred in each quarter less the sum of the Company’s net investment income, the net realized capital gains/losses, the unrealized losses and dividends paid to the Company from its portfolio investments during such quarter ("Expense Support Reimbursement"). To the extent that there are no dividends or other distributions to the Company’s stockholders for which a record date has occurred in any given quarter, then the Expense Support Reimbursement for such quarter shall be equal to such amount necessary in order for available operating funds for the month to equal zero. Available operating funds is the sum of (i) the Company's net investment income (minus any reimbursement payments payable to the Adviser), (ii) the Company's net realized capital gains/losses plus unrealized losses and (iii) dividends and other distributions paid to the Company on account of its portfolio investments ("Available Operating Funds"). The terms of the Expense Support Agreement commenced with the calendar quarter ended September 30, 2014 and continues quarterly thereafter until September 2, 2017, unless extended mutually by the Company and the Adviser. Any payments required to be made by the Adviser under the Expense Support Agreement (an "Expense Payment") for any quarter shall be paid by the Adviser to the Company in any combination of cash or other immediately available funds, and/or offsets against amounts otherwise due from the Company to the Adviser, no later than the earlier of (i) the date on which the Company closes the books for such quarter and (ii) sixty days after the end of such quarter, or at such later date as determined by the Company (the "Expense Payment Date"). The Company has a conditional obligation to reimburse the Adviser for any amounts funded by the Adviser under the Expense Support Agreement. Following any calendar quarter in which Available Operating Funds

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Pathway Energy Infrastructure Fund, Inc                                 19

in such calendar quarter exceed the cumulative distributions to stockholders for which a record date has occurred in such calendar quarter ("Excess Operating Funds") on a date mutually agreed upon by the Adviser and the Company (each such date, a "Reimbursement Date") the Company shall pay such Excess Operating Funds, or a portion thereof, to the extent that the Company has cash available for such payment, to the Adviser until such time as all Expense Payments made by the Adviser to the Company have been reimbursed; provided that (i) the operating expense ratio as of such Reimbursement Date is equal to or less than the operating expense ratio as of the Expense Payment Date attributable to such specified Expense Payment; (ii) the annualized distribution rate as of such Reimbursement Date is equal to or greater than the annualized distribution rate, which includes all regular cash distributions paid and excludes special distributions or the effect of any stock dividends paid, as of the Expense Payment Date attributable to such specified Expense Payment; and (iii) such specified Expense Payment Date is not earlier than three years prior to the Reimbursement Date. The purpose of the Expense Support Agreement is to minimize such distributions from the Company being characterized as returns of capital for U.S. GAAP purposes and to reduce operating expenses until the Company has raised sufficient capital to be able to absorb such expenses.

The following table provides information regarding liabilities incurred by the Adviser pursuant to the Expense Support Agreement:

Period Ended	Expense Support Payments Due from Adviser	Expense Support Payments Reimbursed to Adviser	Unreimbursed Support Payments	Operating Expense Ratio(1)	Eligible to be Repaid Through
March 31, 2015	$401,480	—	$401,480	N/A	March 31, 2018
June 30, 2015	288,510	—	288,510	16.39%	June 30, 2018
September 30, 2015	397,382	—	397,382	15.58%	September 30, 2018
December 31, 2015	320,756	—	320,756	8.16%	December 31, 2018
		Total	$1,408,128

(1)Operating expense ratio is as of the date the expense support payment obligation was incurred by the Advisor and includes all expenses borne by the Company, except for organizational and offering expenses, base management fees, and any interest expense attributable to indebtedness incurred by the Company.

During the six months ended December 31, 2015, the Adviser paid the Fund $1,126,438 for expense support pursuant to the Expense Support Agreement  and interest on the unpaid expense support net of reimbursable offering and organization expenses, base management fees and routine non-compensation overhead expense.

Administration Agreement
Additionally, on September 2, 2014, the Company entered into an administration agreement (the “Administration Agreement”) with Prospect Administration LLC (the “Administrator”), an affiliate of the Adviser. The Administrator performs, oversees and arranges for the performance of administrative services necessary for the operation of the Company. These services include, but are not limited to, accounting, finance and legal services. For providing these services, facilities and personnel, the Company reimburses the Administrator for the Company’s actual and allocable portion of expenses and overhead incurred by the Administrator in performing its obligations under the Administration Agreement, including rent and the Company’s allocable portion of the costs of its Chief Financial Officer and Chief Compliance Officer and his staff. For the six months ended December 31, 2015, administrative costs incurred by the Company to the Administrator were $139,334. During the six months ended December 31, 2015, $251,816 in administrator costs were paid to the Administrator. As of December 31, 2015, $12,083 was payable to the Administrator.

Investor Services Agreement
The Company also entered into an investor services agreement (the “Investor Services Agreement”) under which the Company reimburses a subsidiary of BHH for providing investor relations support and related back-office services with respect to the Company’s investors. For the six months ended December 31, 2015, the investor services fee was $51,516.

Commissions and fees on shares sold
Provasi Securities, LP (the “Dealer Manager”), an indirect wholly-owned subsidiary of BHH, acts as dealer manager for the offering and manages a group of participating broker-dealers, including other unaffiliated broker-dealers who enter into participating broker-dealer agreements with the Dealer Manager. The company has agreed to pay the Dealer Manager selling commissions in the amount of 6.0% of the selling price of each Class R share for which a sale is completed from the Shares offered in the Offering.

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Pathway Energy Infrastructure Fund, Inc                                 20

As compensation for acting as the Dealer Manager, the Company has agreed to pay the Dealer Manager a dealer manager fee in the amount of 2.0% of the selling price of each Class R share for which a sale is completed from the Class R or RIA Shares offered in the Offering. The Dealer Manager is expected to re-allow the full amount of selling commissions to participating broker-dealers and may re-allow up to 1.15% of the dealer manager fee to participating broker-dealers for reimbursement of marketing expenses.

For the six months ended December 31, 2015, fees and expenses incurred by the Company related to its affiliates or subsidiaries of its affiliates were as follows:

Related Party	Source Agreement	Description	Six Months Ended December 31, 2015
Pathway Energy Infrastructure Management, LLC	Investment Advisory Agreement	Base management fee(1)	$44,268
Pathway Energy Infrastructure Management, LLC	Investment Advisory Agreement	Incentive fee	—
Prospect Administration LLC	Administration Agreement	Administrator fee(2)	139,334
Provasi Securities, LP	Dealer Manager Agreement	Commissions and fees on shares sold(3)	344,300

Pathway Energy Infrastructure Management, LLC	Investment Advisory Agreement	Routine non-compensation overhead expenses(4)	5,534
Behringer Harvard Holdings, LLC	Investor Services Agreement	Investor services fee(5)	51,516

(1)During the six months ended December 31, 2015, $25,546 in base management fee expenses were paid to the Adviser. As of December 31, 2015, $25,386 in base management fee expenses were payable to the Adviser, which is shown as part of due to Adviser on the statement of assets and liabilities.
(2)During the six months ended December 31, 2015, $251,816 in administrator costs were paid to the Administrator. As of December 31, 2015, $12,083 in administrator costs was payable to the Administrator, which is shown as part of due to Adviser on the statement of assets and liabilities.
(3)During the six months ended December 31, 2015, selling commissions were $258,225 and dealer-manager fees were $86,075.
(4)During the six months ended December 31, 2015, $3,193 in routine non-compensation overhead expenses were paid to the Adviser. As of December 31, 2015, $3,173 in routine non-compensation overhead expenses were payable to the Adviser.
(5)During the six months ended December 31, 2015, $51,516 in investor services fee was incurred by the Company, which is included as part of transfer agent’s fees and expenses on the statement of operations. As of December 31, 2015, $51,516 in investor services fees were due to a subsidiary of BHH, which is shown as part of due to Adviser on the statement of assets and liabilities.

Organization and Offering Costs
The Adviser, on behalf of the Company, paid or incurred offering costs of $211,319 through December 31, 2015. Offering expenses consist of costs for the registration, marketing and distribution of the Company’s shares. These expenses include, but are not limited to, expenses for legal, accounting, printing and marketing, and include salaries and direct expenses of the Adviser’s employees, employees of its affiliates and others for providing these services. Organization and offering costs attributable to the salaries and direct expenses of such employees for providing primarily due diligence was $40,600 through December 31, 2015. In addition, the Adviser, on behalf of the Company, paid operating expenses of $230,599 through December 31, 2015.

Upon achieving the Minimum Offering Requirement, the Adviser is entitled to receive up to 5.0% of the gross proceeds from the offering as reimbursement for organizational and offering expenses that it has funded, until all of the organizational and offering costs incurred and/or paid by the Adviser have been recovered. On September 2, 2014, the Adviser agreed to reduce such reimbursement and accept a maximum of 2.0% of the gross proceeds of the offering of the Company’s securities until all of the organizational and offering expenses incurred and/or paid by the Adviser have been recovered.

Co-Investments
On February 10, 2014, the Company received an exemptive order from the SEC (the "Order") that gave it the ability to negotiate terms other than price and quantity of co-investment transactions with other funds managed by the Adviser or certain affiliates, including Prospect Capital Corporation and Priority Income Fund, Inc., subject to the conditions included therein. Under the terms of the relief permitting the Company to co-invest with other funds managed by the Company's Adviser or its affiliates, a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Company's independent directors must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration

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Pathway Energy Infrastructure Fund, Inc                                 21

to be paid, are reasonable and fair to the Company and its stockholders and do not involve overreaching of the Company or its stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of the Company's stockholders and is consistent with the Company's investment objective and strategies. In certain situations where co-investment with one or more funds managed by the Adviser or its affiliates is not covered by the Order, such as when there is an opportunity to invest in different securities of the same issuer, the personnel of the Adviser or its affiliates will need to decide which fund will proceed with the investment. Such personnel will make these determinations based on policies and procedures, which are designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds over time and in a manner that is consistent with applicable laws, rules and regulations. Moreover, except in certain circumstances, when relying on the Order, the Company will be unable to invest in any issuer in which one or more funds managed by the Adviser or its affiliates has previously invested.

As of December 31, 2015, the Company and Priority Income Fund, Inc. both hold Madison Park Funding XIII, Ltd. and Madison Park Funding XIV, Ltd., however these are not considered co-investments pursuant to the Order as they were purchased on the secondary market.

Officers and Directors
Certain officers and directors of the Company are also officers and directors of the Adviser and its affiliates. There were no fees paid to the independent directors of the Company as the Company did not exceed the minimum net asset value required (i.e., greater than $100 million) to receive a fee for the six months ended December 31, 2015. The officers do not receive any direct compensation from the Company.

Note 6. Dividends and Distributions
Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP.

The following table reflects the distributions per share that the Company declared or paid to its stockholders during the six months ended December 31, 2015. Stockholders of record as of each respective record date were or will be entitled to receive the distribution.

Record Date	Payment Date	Total Amount per Share(a)	Amount Distributed
October 2, 2015	October 5, 2015	$0.09616	$25,464
October 6, 16, 23, and 30, 2015	November 2, 2015	0.06904	19,320
November 6, 13, 20, and 27, 2015	November 30, 2015	0.06904	21,701
December 4, 11, 18, and 28, 2015	December 29, 2015	0.06904	24,756
Total declared and payable for the period ended December 31, 2015			$91,241

(a)Total amount per share represents the total distribution rate for the record dates indicated.

Dividends and distributions to stockholders are recorded on the record date. The table above includes distributions with record dates during the periods ended December 31, 2015 and does not include distributions previously declared to stockholders of record on any future dates, as those amounts are not yet determinable. The following dividends were previously declared and will be payable subsequent to December 31, 2015 universally for Class R, Class RIA, and Class I shares:

Record Date	Payment Date	Total Amount per Share(a)
January 4, 8, 15, 22, and 29, 2016	February 1, 2016	$0.08630
February 5, 12, 19 and 26, 2016	February 29, 2016	0.06904
March 4, 11, 18 and 28, 2016	March 29, 2016	0.06904

(a)Total amount per share represents the total distribution rate for the record dates indicated.

The Company may fund its distributions to stockholders from any sources of funds available, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and expense reimbursements from the Adviser, which may constitute a return of capital and reduce the amount of capital available to the Company for investment. Any capital returned to stockholders through dividends will be distributed after payment of fees and expenses.

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Pathway Energy Infrastructure Fund, Inc                                 22

Following commencement of the Company's continuous public offering, substantial portions of the Company's dividends to stockholders have been funded through reimbursement of operating expenses by the Adviser that are subject to repayment by the Company. The purpose of this arrangement was to ensure that no portion of the Company's dividends to stockholders was paid from offering proceeds. Any such dividends funded through expense reimbursements were not based on the Company's investment performance. The reimbursement of these Expense Payments owed to the Adviser will reduce the future distributions to which stockholders would otherwise be entitled. For the six months ended December 31, 2015, the Company did not repay any amounts to the Adviser for Expense Payments. There can be no assurance that the Company will achieve the performance necessary to sustain its dividends or that the Company will be able to pay dividends at a specific rate or at all.

The determination of the tax characterization (i.e., paid from ordinary income, paid from net capital gains, and/or a return of capital which is a nontaxable distribution) of distributions is made annually at the end of the Company's fiscal year based upon its taxable income for the full year and dividends paid for the full year.

The Company has adopted an "opt in" distribution reinvestment plan pursuant to which stockholders may elect to have the full amount of distributions reinvested in additional shares. Stockholders will receive distributions in cash unless specifically "opting in" to the distribution reinvestment plan to have cash distributions reinvested in additional shares of the Company. Reinvested distributions will purchase shares at a price equal to 95% of the price that shares are sold in the offering at the closing immediately following the distribution payment date. There will be no selling commissions, dealer manager fees or other sales charges for shares issued under the distribution reinvestment plan.

Note 7. Income Taxes
Distributions to stockholders are determined in accordance with U.S. federal income tax regulations, which may differ from amounts determined in accordance with U.S. GAAP. These book-to-tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are reclassified among the Company's net assets components.

The tax cost of the Company's portfolio investments as of December 31, 2015 was as follows:

			Net Unrealized
	Unrealized	Unrealized	Appreciation/
Tax Cost	Appreciation	(Depreciation)	(Depreciation)
$6,258,353	$36,924	$(690,931)	$(654,007)

The differences between book-basis and tax-basis for determining unrealized appreciation/(depreciation) relate primarily to (i) the realization for tax purposes of mark-to-market gains on certain investments.

Note 8. Concentration of Credit Risk

We anticipate that our portfolio will be comprised primarily of income-oriented securities, which includes debt securities and income-focused preferred and common equity interests, of private or public Energy companies within North America. We will dynamically allocate our assets in varying types of investments based on our analysis of the credit markets, which may result in our portfolio becoming more concentrated in particular types of credit instruments (such as senior secured floating rate loans) and less invested in other types of credit instruments. These securities will be generally rated below investment grade by rating agencies or would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “high yield” or “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. We currently intend to initially weight our portfolio towards senior secured and unsecured debt.

Cash held at financial institutions, at times, may exceed the amount insured by the Federal Deposit Insurance Corporation. The Company's portfolio may be concentrated in a limited number of investments in CLO vehicles, which is subject to a risk of loss if that sector experiences a market downturn. The Company is subject to credit risk in the normal course of pursuing its investment objectives. The Company's maximum risk of loss from credit risk for portfolio investments is the inability of the CLO collateral managers to return up to the cost value due to loan defaults occurring in the underlying CLOs.

As the interest rate on our revolving credit facility is at a variable rate based on an index, an increase in interest rates would make it more expensive to use debt to finance our investments. As a result, an increase in market interest rates could both reduce the value of our portfolio investments and increase our cost of capital, which could reduce our net investment income or net increase in net assets resulting from operations.

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If one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt, depending on the facts and circumstances, a bankruptcy court might recharacterize our debt holding as an equity investment and subordinate all or a portion of our claim to that of other creditors. In addition, lenders can be subject to lender liability claims for actions taken by them where they become too involved in the borrower’s business or exercise control over the borrower. For example, we could become subject to a lender’s liability claim, if, among other things, we actually render significant managerial assistance.

Note 9. Commitments and Contingencies
The Company has a conditional obligation to reimburse the Adviser for any amounts funded by the Adviser under the Expense Support Agreement if (and only to the extent that), following any fiscal quarter occurring within three years of the date on which the Adviser incurred the liability for such amount, Available Operating Funds exceeds the distributions paid by the Company to stockholders to the extent that the Company has cash available for such payment. The Company will only make reimbursement payments if its operating expense ratio is equal to or less than its operating expense ratio at the time the corresponding expense payment was incurred and if the annualized rate of the Company’s regular cash distributions to stockholders is equal to or greater than the annualized rate of its regular cash distributions to stockholders at the time the corresponding expense payment was incurred. No reimbursement will be paid to the Adviser more than three years after such corresponding expense payment was incurred. The Company is unable to estimate the amount that would be reimbursable to the Adviser at the time the above event occurs. However, the maximum exposure to the Company is the total of the Expense Payments from the Adviser.

The Company is not currently subject to any material legal proceedings and, to the Company's knowledge, no material legal proceedings are threatened against the Company. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company's rights under contracts with its portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, the Company does not expect that any such proceedings will have a material adverse effect upon its financial condition or results of operations.

Note 10. Financial Highlights
The following is a schedule of financial highlights for the six months ended December 31, 2015. Although the Company offers three classes of shares, the difference is only with respect to the sales load purchasers in the offering must pay. Each class of shares has identical voting and distributions rights, and bears its own pro rata portion of the Company's expenses and has the same net asset value. As such, the schedule of financial highlights is presented for the Company as a whole.

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Pathway Energy Infrastructure Fund, Inc                                 24

Period Ended
December 31, 2015
Per share data:
Net asset value, beginning of period(a)	$13.80

Net investment income(b)	0.62
Net unrealized loss(b)	(3.04)
Net decrease in net assets resulting from operations	(2.42)
Dividends to stockholders from net investment income(d)	(0.30)
Offering costs(b)	(0.98)
Other(c)	0.38
Net asset value, end of period	$10.48

Total return, based on NAV(e)	(22.31)%
Supplemental Data:
Net assets, end of period	$3,770,254
Ratio to average net assets:
Expenses without reimbursements	31.68%
Expenses reimbursed by Advisor and Administrator	(31.68)%
Net investment income	5.75%

Portfolio turnover	—%

(a)Represents the period from August 25, 2015 (the date non-affiliate shareholders were admitted into the Company) to December 31, 2015.
(b)Calculated based on average shares outstanding.
(c)The amount shown represents the balancing figure derived from the other figures in the schedule, and is primarily attributable to the accretive effects from the sales of the Company’s shares during the period.

(d)The per share data for dividends is the actual amount of dividends paid or payable per share of common stock outstanding during the period. Dividends per share are rounded to the nearest $0.01.
(e)Total return, which is not annualized, is based upon the change in net asset value per share between the opening and ending net asset values per share during the period and assumes that dividends are reinvested in accordance with the Company's dividend reinvestment plan. The computation does not the reflect sales load for Class R shares. Total return based on market value is not presented since the Company's shares are not publicly traded.

Note 11. Subsequent Events
On January 8, 2016, the Board declared a regular distribution to stockholders in the amount of $0.01726 per share per week to stockholders of record as of February 5, 12, 19 and 26 to be paid on February 29, 2016.

On January 8, 2016, the Board declared a regular distribution to stockholders in the amount of $0.01726 per share per week to stockholders of record as of March 4, 11, 18 and 28 to be paid on March 29, 2016.

During the period from January 1, 2016 through February 25, 2016, we have raised $617,443 of capital, net of offering proceeds, through the issuance of 45,031 shares.

During the period from January 1, 2016 through February 26, 2016, we made seven additional investments in existing bond investments totaling $302,505 and one investment in a bond that was not in our portfolio as of December 31, 2015 totaling $230,400.

During the period from January 1, 2016 through February 26, 2016, we made two new CLO equity investments totaling $394,050. Both of these investments are co-investments with Priority Income Fund, Inc.

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The management of the Company has evaluated events and transactions through the date the financial statements were issued, and has determined that other than the above disclosure there are no material events that would require adjustment to or disclosure in the Company's financial statements.

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Pathway Energy Infrastructure Fund, Inc                                 26

DISTRIBUTION REINVESTMENT PLAN
Subject to the Company’s Board of Directors’ discretion and applicable legal restrictions, the Company has and intends to continue to authorize and declare ordinary cash distributions on a quarterly basis and pay such distributions on a monthly basis. The Company has adopted an “opt in” distribution reinvestment plan pursuant to which stockholders may elect to have the full amount of their cash distributions reinvested in additional shares. Any distributions of the Company’s shares pursuant to the Company’s distribution reinvestment plan are dependent on the continued registration of the Company’s securities or the availability of an exemption from registration in the recipient’s home state. Participants in the Company’s distribution reinvestment plan are free to elect or revoke reinstatement in the distribution plan within a reasonable time as specified in the plan. If stockholders do not elect to participate in the plan, stockholders will automatically receive any distributions the Company declares in cash. For example, if the Company’s Board of Directors authorizes, and the Company declares, a cash distribution, then if stockholders have “opted in” to the Company’s distribution reinvestment plan, those stockholders will have their cash distributions reinvested in additional shares, rather than receiving cash distributions. During this offering, the Company generally intends to coordinate distribution payment dates so that the same price that is used for the closing date immediately following such distribution payment date will be used to calculate the purchase price for purchasers under the distribution reinvestment plan. In such case, stockholders reinvested distributions will purchase shares at a price equal to 95% of the price that shares are sold in the offering at the closing immediately following the distribution payment date. Shares issued pursuant to the Company’s distribution reinvestment plan will have the same voting rights as shares offered pursuant to the prospectus.

If stockholders wish to receive their distribution in cash, no action will be required on their part to do so. If stockholders are a registered stockholders, they may elect to have their entire distribution reinvested in shares by notifying DST Systems, Inc., the reinvestment agent, and the Company’s transfer agent and registrar, in writing so that such notice is received by the reinvestment agent no later than the record date for distributions to stockholders. If stockholders elect to reinvest their distributions in additional shares, the reinvestment agent will set up an account for shares stockholders acquire through the plan and will hold such shares in non-certificated form. If stockholders shares are held by a broker or other financial intermediary, stockholders may “opt in” to the Company’s distribution reinvestment plan by notifying their broker or other financial intermediary of their election.

The Company has and intends to use newly issued shares to implement the plan and determine the number of shares the Company will issue to stockholders as follows:

To the extent the Company’s shares are not listed on a national stock exchange or quoted on an over-the-counter market or a national market system (collectively, an “Exchange”):

•
during any period when the Company is making a “best-efforts” public offering of the Company’s shares, the number of shares to be issued to stockholders shall be determined by dividing the total dollar amount of the distribution payable to stockholders by a price equal to 95% of the price that the shares are sold in the offering at the closing immediately following the distribution payment date; and

•
during any period when the Company is not making a “best-efforts” offering of the Company’s shares, the number of shares to be issued to stockholders shall be determined by dividing the total dollar amount of the distribution payable to stockholders by a price equal to the net asset value as determined by the Company’s Board of Directors.

To the extent the Company’s shares are listed on an Exchange, the number of shares to be issued to stockholders shall be determined by dividing the total dollar amount of the distribution payable to stockholders by the market price per share of the Company’s shares at the close of regular trading on such Exchange on the valuation date fixed by the Company’s Board of Directors for such distribution.

There will be no selling commissions, dealer manager fees or other sales charges to stockholders if they elect to participate in the distribution reinvestment plan. The Company will pay the reinvestment agent’s fees under the plan.

If stockholders receive their ordinary cash distributions in the form of shares, stockholders generally are subject to the same federal, state and local tax consequences as they would be had they elected to receive their distributions in cash. stockholders’ basis for determining gain or loss upon the sale of shares received in a distribution from the Company will be equal to the total dollar amount of the distribution payable in cash. Any shares received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to stockholders’ account.

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Pathway Energy Infrastructure Fund, Inc                                 27

MANAGEMENT
Our Board of Directors oversees our management. Our Board of Directors currently consists of five members, three of whom are not “interested persons” of us as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. M. Grier Eliasek is considered an interested person of us as a result of his position as President and Chief Executive Officer of us and President and Chief Operating Officer of our Adviser, and his executive positions at certain affiliates of our Adviser, and Robert S. Aisner is considered an interested person of us as a result of his executive positions at certain affiliates of our Adviser. Our Board of Directors elects our officers, who serve at the discretion of our Board of Directors. The responsibilities of each director will include, among other things, the oversight of our investment activity, the quarterly valuation of our assets, and oversight of our financing arrangements. Our Board of Directors has also established an Audit Committee and a Nominating and Corporate Governance Committee and may establish additional committees in the future.

Our directors and officers and their principal occupations during the past five years are set forth below. Our prospectus includes additional information about our directors and is available, without charge, upon request by calling (212) 448-0702.

Board of Directors and Executive Officers
Directors
Information regarding the Board of Directors is as follows:

Name and Age	Position Held with the Company	Term and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Interested Directors
M. Grier Eliasek, 42	Director, Chairman of the Board, Chief Executive Officer and President	Class III Director since July 2012; Term expires 2018	President and Chief Operating Officer of our Adviser, President and Chief Operating Officer of Prospect Capital Corporation, Managing Director of Prospect Capital Management and Prospect Administration.	3	Prospect Capital Corporation and Priority Income Fund, Inc.
Robert S. Aisner, 69	Director	Class II Director since July 2012; Term expires 2017	Executive positions of the following entities: Behringer Harvard REIT I, Inc., Behringer Harvard Opportunity REIT I, Inc., Behringer Harvard Opportunity REIT II, Inc., Behringer Harvard Multifamily REIT I, Inc., Behringer Harvard Holdings, Adaptive Real Estate Income Trust, Inc.	2
Behringer Harvard REIT I, Inc., Behringer Harvard Opportunity REIT I, Inc., Behringer Harvard Opportunity REIT II,  Inc., Behringer Harvard Multifamily REIT I, Inc., Adaptive Real Estate Income Trust, Inc. and Priority Income Fund, Inc.

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Pathway Energy Infrastructure Fund, Inc                                 28

Name and Age	Position Held with the Company	Term and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Directors
Andrew C. Cooper, 54	Director	Class III Director since October 2012; Term expires 2018	Mr. Cooper is an entrepreneur, who over the last 15 years has founded, built, run and sold three companies. He is Co-Chief Executive Officer of Unison Energy, LLC, a company that develops, owns and operates distributed combined heat and power co-generation solutions.	3	Prospect Capital Corporation and Priority Income Fund, Inc.
William J. Gremp, 73	Director	Class II Director since October 2012; Term expires 2017	Mr. Gremp has been responsible for traditional banking services, credit and lending, private equity and corporate cash management with Merrill Lynch & Co. from 1999 to present.	3	Prospect Capital Corporation and Priority Income Fund, Inc.
Eugene S. Stark, 57	Director	Class I Director since October 2012; Term expires 2016	Principal Financial Officer, Chief Compliance Officer and Vice President-Administration of General American Investors Company, Inc. from May 2005 to present.	3	Prospect Capital Corporation and Priority Income Fund, Inc.

The address for each of our directors is c/o Pathway Energy Infrastructure Fund, Inc, 10 East 40th Street, 42nd Floor, New York, NY 10016.

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Pathway Energy Infrastructure Fund, Inc                                 29

Executive Officers Who Are Not Directors

Name and Age	Position	Term	Principal Occupation(s) During Past Five Years
Michael D. Cohen, 41	Executive Vice President	Since July 2012
Executive Vice President of Priority Senior Secured Income Management, LLC and of a number of other entities affiliated with Behringer Harvard; Executive Vice President of Priority Income Fund, Inc., Director of Behringer Harvard Opportunity REIT II, Inc., President and Director of Behringer Harvard Opportunity REIT I, Inc.

Brian H. Oswald, 55	Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary	Since December 2014
Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of Prospect Capital Corporation and a Managing Director of Prospect Administration since November 2008. Mr. Oswald is also the Chief Financial Officer, Chief Compliance Officer, and Secretary of Priority Income Fund, Inc.

Compensation of Directors
The following table sets forth compensation of our directors for the six months ended December 31, 2015.

Name	Fees Earned(1)	All Other Compensation(2)	Total
Interested Directors
M. Grier Eliasek	$—	$—	$—
Robert S. Aisner	—	—	—
Independent Directors
Andrew C. Cooper	—	—	—
William J. Gremp	—	—	—
Eugene S. Stark	—	—	—
(1)For a discussion of the independent directors’ compensation, see below.
(2)We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.

Prior to meeting our minimum offering requirement, our directors were not entitled to compensation. Subsequent to meeting our minimum offering requirement, our directors who do not also serve in an executive officer capacity for us or our Adviser are entitled to receive annual cash retainer fees, determined based on our net asset value as of the end of each fiscal quarter. These directors will be Messrs. Cooper, Gremp and Stark. Amounts payable under this arrangement have been and will be determined and paid quarterly in arrears as follows:

Net Asset Value	Annual Cash Retainer
$0 - $100,000,000	$—
$100,000,001 - $300,000,000	35,000
$300,000,001 - $500,000,000	50,000
$500,000,001 - $1 billion	75,000
>$1 billion	100,000

We will also reimburse each of the above directors for all reasonable and authorized business expenses in accordance with our policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting.

We do not pay compensation to our directors who also serve in an executive officer capacity for us or our Adviser.

Compensation of Executive Officers
Our executive officers will not receive any direct compensation from us. We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of Prospect Capital Management, Prospect Administration or Behringer Harvard or by individuals who were contracted by such entities to

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Pathway Energy Infrastructure Fund, Inc                                 30

work on behalf of us, pursuant to the terms of the Investment Advisory Agreement between the Company and our Adviser, the Administration Agreement between the Company and Prospect Administration or the Investor Services Agreement between the Company and Behringer Harvard Priority Investor Services LLC, an affiliate of Behringer Harvard. Each of our executive officers is an employee of our Adviser, Prospect Capital Management, Prospect Administration, Behringer Harvard or an outside contractor, and the day-to-day investment operations and administration of our portfolio are managed by our Adviser. In addition, we reimburse Prospect Administration for our actual and allocable portion of expenses incurred by Prospect Administration, as applicable, in performing its obligations under the Administration Agreement, including the allocable portion of the cost of our chief financial officer, chief compliance officer, treasurer and secretary and other administrative support personnel under the Administration Agreement. We also reimburse Behringer Harvard Pathway Investor Services for the costs and expenses incurred by Behringer Harvard Pathway Investor Services in performing its obligations and providing personnel and facilities under the Investor Services Agreement.

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Pathway Energy Infrastructure Fund, Inc                                 31

ADDITIONAL INFORMATION
Portfolio Information
The Company files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q, within 60 days after the end of the relevant period. Form N-Q filings of the Company are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information will also be available free of charge by contacting the Company by mail at 10 East 40th Street, 42nd Floor, New York, NY 10016, by telephone at (212) 448-0702 or on its website at http://www.pathway-energyfund.com.

Proxy Information
A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling collect (212) 448-0702; (ii) on the Company’s website at http://www.pathway-energyfund.com (iii) on the SEC’s website at http://www.sec.gov and (iv) included in Item 7 of this Form N-CSRS.

The Company did not hold any voting securities and accordingly did not vote any proxies during the most recent 12-month period ended June 30, 2015. You may obtain information, without charge, regarding how the Company voted proxies with respect to its portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, Pathway Energy Infrastructure Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016.

Tax Information
For tax purposes, dividends to stockholders during the six months ended December 31, 2015 were $91,241.

Privacy Policy
We are committed to protecting your privacy. This privacy notice, which is required by federal law, explains our privacy policies and our affiliated companies. This notice supersedes any other privacy notice you may have received from us.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, date of birth, address, citizenship status (and country of origin, if applicable), number of shares you hold and your social security number. This information is used only so that we can register your shares, send you periodic reports and other information about us, and send you proxy statements or other information required by law.

We do not share this information with any non-affiliated third-party except as described below:

•	Authorized personnel of our Adviser. It is our policy that only authorized personnel of our Adviser who need to know your personal information will have access to it.

•
Service providers. We may disclose your personal information to companies that provide services on our behalf, such as record keeping, processing your trades and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

•
Courts and government officials. If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena or court order will be disclosed.

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Pathway Energy Infrastructure Fund, Inc                                 32

BOARD OF DIRECTORS
Independent Directors
Andrew C. Cooper
William J. Gremp
Eugene S. Stark

Interested Directors(1)
M. Grier Eliasek
Robert S. Aisner

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
Brian H. Oswald, Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary
Michael D. Cohen, Executive Vice President

ADVISER
Pathway Energy Infrastructure Fund, Inc
10 East 40th Street, 42nd Floor
New York, NY 10016
____________

(1)As defined under the Investment Company Act of 1940, as amended.

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Pathway Energy Infrastructure Fund, Inc                                 33

Item 2. Code of Ethics.
The information required by this item is not required in a semi-annual report on this Form N-CSRS.

Item 3. Audit Committee Financial Expert.
The information required by this item is not required in a semi-annual report on this Form N-CSRS.

Item 4. Principal Accountant Fees and Services.
The information required by this item is not required in a semi-annual report on this Form N-CSRS.

Item 5. Audit Committee of Listed Registrant.
The information required by this item is not required in a semi-annual report on this Form N-CSRS.

Item 6. Schedule of Investments.
Please see the schedule of investments contained in this report to Shareholders included under Item 1 of this Form N-CSRS.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The information required by this item is not required in a semi-annual report on this Form N-CSRS.

Item 8. Portfolio Managers of Closed-End Investment Companies.

(a)	The information required by this item is not required in a semi-annual report on this Form N-CSRS.

(b)
There has been no change, as of the date of the filing of the semi-annual report on this Form N-CSRS, to any of the portfolio managers identified in response to paragraph (a)(1) of this item in the Registrant's most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Neither the Registrant nor any affiliated purchasers, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, purchased any shares of the Registrant that are registered by the Registrant pursuant to Section 12 of the Securities Exchange Act of 1934, other than the 10,435, 2,899 and 2,899 Class I common shares that our Adviser purchased on July 30, 2013, February 13, 2014 and July 24, 2014, respectively, for $144,003, $40,006 and $40,006, respectively at $13.80 per share.

Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.

Item 11. Controls and Procedures.

(a)
Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSRS (the “Report”), the Chief Executive Officer (its principal executive officer) and Chief Financial Officer (its principal financial officer) have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)
There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) over the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.
(a)(1) Not applicable.
(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.
(a)(3) Not applicable.

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(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

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Pathway Energy Infrastructure Fund, Inc                                 35

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PATHWAY ENERGY INFRASTRUCTURE FUND, INC.
By: /s/ M. Grier Eliasek
M. Grier Eliasek
Chief Executive Officer and President
Date: February 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ M. Grier Eliasek
M. Grier Eliasek
Chief Executive Officer and President
Date: February 26, 2016

By: /s/ Brian H. Oswald
Brian H. Oswald
Chief Financial Officer, Chief Compliance Officer
Treasurer and Secretary
Date: February 26, 2016